UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

EOP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification No.)

Two North Riverside Plaza	60606
Suite 2100, Chicago, Illinois	(Zip Code)
(Address of principal executive
offices)

Registrant’s telephone number, including area code (312) 466-3300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, EOP Partnership is filing as Exhibit 99.1 cautionary statements identifying certain business risks and other important factors that could cause EOP Partnership’s actual results to differ materially from those contained in forward-looking statements made by or on behalf of EOP Partnership. These statements update prior cautionary statements of EOP Partnership contained in its Form 8-K filed on March 22, 2004.

     This document includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate”, “expect”, “believe”, “intend”, “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. EOP Partnership is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

     A description of important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the risk factors included in Exhibit 99.1. Investors should also refer to our other filings with the Securities and Exchange Commission.

     Our units of limited partnership interest are redeemable on a one-for-one basis for common shares of Equity Office Properties Trust, our general partner (“Equity Office”), or their cash equivalent, at the election of EOP Partnership. We refer to our units of limited partnership interest as our “units” and the investors who own units as our “unitholders”.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

99.1	Risk Factors and Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP By: Equity Office Properties Trust, its general partner
Date: March 29, 2005	By:	/s/ Marsha C. Williams
Marsha C. Williams
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Risk Factors and Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995